Exhibit 32(b)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

      I, Jeffrey L. Rutherford, Senior Vice President, Chief Financial Officer, Secretary and Treasurer of LESCO, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, that:

      (1) The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2004 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey L. Rutherford
-------------------------------
Jeffrey L. Rutherford
Senior Vice President, Chief Financial Officer,
Secretary and Treasurer

Date: November 3, 2004